Exhibit 10.21

Schedule of Omitted Agreements and Documents

CNL Lifestyle Properties, Inc.

Described below are lease agreements which have not been filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

Amended and Restated Lease Agreement dated as of August 10, 2009, by and between CNL Income Brighton, LLC and Brighton Resort, LLC.

Amended and Restated Personal Property Lease Agreement dated as of August 10, 2009, by and between CNL Income Brighton TRS Corp. and Brighton Resort, LLC.

Amended and Restated Lease Agreement dated as of October 25, 2010, by and between CNL Income Northstar, LLC and Trimont Land Company.

First Amendment to Amended and Restated Lease Agreement dated as of August 17, 2011, by and between CNL Income Northstar, LLC and Trimont Land Company.

Amended and Restated Personal Property Lease Agreement dated as of October 25, 2010, by and between CNL Income Northstar TRS Corp. and Trimont Land Company.

Amended and Restated Lease Agreement dated as of August 10, 2009, by and between CNL Income Snoqualmie, LLC and Ski Lifts, Inc.

Amended and Restated Personal Property Lease Agreement dated as of August 10, 2009, by and between CNL Income Snoqualmie TRS Corp. and Ski Lifts, Inc.

Amended and Restated Lease Agreement dated as of August 10, 2009, by and between CNL Income Loon Mountain, LLC and Loon Mountain Recreation Corporation.

Amended and Restated Personal Property Lease Agreement dated as of August 10, 2009, by and between CNL Income Loon Mountain TRS Corp and Loon Mountain Recreation Corporation.

Amended and Restated Personal Property Lease Agreement dated as of October 25, 2010, by and between CNL Income Sierra TRS Corp. and Sierra-At-Tahoe LLC.

Amended and Restated Lease Agreement dated as of October 25, 2010, by and between CLP Income Sierra, LLC and Sierra-At-Tahoe LLC.

First Amendment to Amended and Restated Lease Agreement dated as of July 2, 2012, by and between CLP Sierra, LLC and Sierra-At-Tahoe LLC.

Agreement dated as of July 2, 2012, by and among CLP Sierra, LLC, CLP Sierra TRS Corp, and Sierra-At-Tahoe LLC.

Canyon Springs Golf Club, San Antonio, Texas, Fourth Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Canyon Springs Golf, LLC and Evergreen Alliance Golf Limited, L.P.

The Golf Club at Cinco Ranch, Katy, Texas, Fourth Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Cinco Ranch Golf, LLC and Evergreen Alliance Golf Limited, L.P.

The Golf Club at Fossil Creek, Fort Worth, Texas, Fifth Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Fossil Creek Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Plantation Golf Club, Frisco, Texas, Fourth Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Plantation Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Clear Creek Golf Club, Houston, Texas, Third Amended and Restated Sub-Concession Agreement dated as of January 1, 2012, by and between CLP Clear Creek Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Lake Park Golf Club, Lewisville, Texas, Fourth Amended and Restated Sub-Concession Agreement dated as of January 1, 2012, by and between CLP Lake Park Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Mansfield National Golf Club, Mansfield, Texas, Fourth Amended and Restated Sublease Agreement dated as of January 1, 2012, by and between CLP Mansfield Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Mesa Del Sol Golf Club, Yuma, Arizona, Third Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Mesa Del Sol Golf, LLC and Evergreen Alliance Golf Limited, L.P.

LakeRidge Country Club, Lubbock, Texas, Third Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP LakeRidge Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Fox Meadow Country Club, Medina, Ohio, Third Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Fox Meadow Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Weymouth Country Club, Medina, Ohio, Third Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Weymouth Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Signature of Solon Country Club, Solon, Ohio, Third Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Signature of Solon Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Arrowhead Golf Club, Littleton, Colorado, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP West Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Continental Golf Course, Scottsdale, Arizona, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Kokopelli Golf Club, Gilbert, Arizona, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Legend at Arrowhead, Glendale, Arizona, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

London Bridge Golf Club, Lake Havasu, Arizona, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Stonecreek Golf Club, Phoenix, Arizona, Second Amended and Restated Lease and Sublease Agreement dated as of January 1, 2012, by and between CLP Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Superstition Springs Golf Club, Mesa, Arizona, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Eagle Brook Country Club, Geneva, Illinois, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP North Golf, LLC and Evergreen Alliance Golf Limited, L.P., as Tenant.

Arrowhead Country Club, Glendale, Arizona, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Southwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Mission Hills Country Club, Northbrook, Illinois, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP North Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Ruffled Feathers Golf Club, Lemont, Illinois, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP North Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Tamarack Country Club, Naperville, Illinois, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP North Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Majestic Oaks Golf Club, Ham Lake, Minnesota, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP North Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Deer Creek Golf Club, Overland Park, Kansas, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Midwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Tallgrass Country Club, Wichita, Kansas, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Midwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Meadowbrook Golf & Country Club, Tulsa, Oklahoma, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Midwest Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Hunt Valley Golf Club, Phoenix, Maryland, Second Amended and Restated Lease Agreement dated as of January 1, 2012, by and between CLP Mideast Golf, LLC and Evergreen Alliance Golf Limited, L.P.

The Norman K. Probstein Community Golf Courses and Youth Learning Center in Forest Park, St. Louis, Missouri, Second Amended and Restated Sublease Agreement dated as of January 1, 2012, by and between CLP Leasehold Golf, LLC and Evergreen Alliance Golf Limited, L.P.

Cowboys Golf Club, Grapevine, Texas, Second Amended and Restated Sub-Sublease Agreement dated as of January 1, 2012, by and between Grapevine Golf Club, L.P. and Evergreen Alliance Golf Limited, L.P.

Described below are loan agreements/mortgages which have not been filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

First Amendment to Deed of Trust and Security Agreement dated as of August 17, 2010, by CNL Income EAGL West Golf, LLC, Borrower, to The Public Trustee of Douglas County, State of Colorado, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (Arrowhead Golf Club, Littleton, Colorado).

Second Amendment to Deed of Trust and Security Agreement dated as of June 3, 2011, by CNL Income EAGL West Golf, LLC, Borrower, to The Public Trustee of Douglas County, State of Colorado, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (Arrowhead Golf Club, Littleton, Colorado).

First Amendment to Mortgage and Security Agreement dated as of August 17, 2010, by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Deer Creek Golf Club, Overland Park, Kansas).

Second Amendment to Mortgage and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Deer Creek Golf Club, Overland Park, Kansas).

First Amendment to Mortgage and Security Agreement dated as of August 17, 2010, by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Eagle Brook Country Club, Geneva, Illinois).

Second Amendment to Mortgage and Security Agreement dated as of June 3, 2011, by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Eagle Brook Country Club, Geneva, Illinois).

First Amendment to Deed of Trust and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Mideast Golf, LLC, Borrower, to First American Title Insurance Company, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (Hunt Valley Golf Club, Phoenix, Maryland).

First Amendment to Deed of Trust and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Southwest Golf, LLC, Borrower, to First American Title Insurance Company, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (Legend at Arrowhead Golf Resort, Glendale, Arizona).

First Amendment to Mortgage and Security Agreement dated as of August 17, 2010, by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Majestic Oaks Golf Club, Ham Lake, Minnesota).

Second Amendment to Mortgage and Security Agreement dated as of June 3, 2011, by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Majestic Oaks Golf Club, Ham Lake, Minnesota).

First Amendment to Mortgage and Security Agreement dated as of August 17, 2010, by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Mission Hills Country Club, Northbrook, Illinois).

First Amendment to Mortgage and Security Agreement dated as of August 17, 2010, by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Ruffled Feathers Golf Club, Lemont, Illinois).

Second Amendment to Mortgage and Security Agreement dated as of June 3, 2011, by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Ruffled Feathers Golf Club, Lemont, Illinois).

First Amendment to Fee and Leasehold Deed of Trust and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Southwest Golf, LLC, Borrower, to First American Title Insurance Company, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (Stonecreek Golf Club, Phoenix, Arizona).

First Amendment to Mortgage and Security Agreement dated as of August 17, 2010, by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tallgrass Country Club, Wichita, Kansas).

Second Amendment to Mortgage and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tallgrass Country Club, Wichita, Kansas).

First Amendment to Deed of Trust and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Southwest Golf, LLC, Borrower, to First American Title Insurance Company, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (Tatum Ranch Golf Club, Cave Creek, Arizona).

First Amendment to Deed of Trust and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Southwest Golf, LLC, Borrower, to First American Title Insurance Company, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (Arrowhead Country Club, Glendale, Arizona).

First Amendment to Deed of Trust and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Southwest Golf, LLC, Borrower, to First American Title Insurance Company, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (Continental Golf Course, Scottsdale, Arizona).

First Amendment to Deed of Trust and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Southwest Golf, LLC, Borrower, to First American Title Insurance Company of America, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (Kokopelli Golf Club, Gilbert, Arizona).

First Amendment to Deed of Trust and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Southwest Golf, LLC, Borrower, to First American Title Insurance Company, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (London Bridge Golf Course, Lake Havasu, Arizona).

First Amendment to Mortgage and Security Agreement and Fixture-Financing Statement (First) dated as of August 17, 2010, by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Meadowbrook Golf & Country Club, Tulsa, Oklahoma).

First Amendment to Mortgage and Security Agreement and Fixture-Financing Statement (Second) dated as of August 17, 2010, by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Meadowbrook Golf & Country Club, Tulsa, Oklahoma).

Second Amendment to Mortgage and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Meadowbrook Golf & Country Club, Tulsa, Oklahoma).

First Amendment to Deed of Trust and Security Agreement dated as of June 3, 2011, by CNL Income EAGL Southwest Golf, LLC, Borrower, to First American Title Insurance Company, Trustee, for the benefit of The Prudential Insurance Company of America, Lender (Superstition Springs Golf Club, Mesa, Arizona).

First Amendment to Mortgage and Security Agreement dated as of August 17, 2010, by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tamarack Golf Club Naperville, Illinois).

Second Amendment to Mortgage and Security Agreement dated as of June 3, 2011, by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tamarack Golf Club Naperville, Illinois).

Described below are agreements which have not been filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

Amended and Restated Limited Liability Company Agreement of CC3Acquisition, LLC dated as of January 10, 2011.

Amended and Restated Limited Liability Company Agreement of CLPSun Partners III, LLC dated as of October 12, 2011.

Amended and Restated Limited Partnership Agreement of CLPSun III Tenant, LP dated as of October 12, 2011.

Agreement Regarding Transfer of Partnership Interests (Ownco) between Master Morsun Acquisition LLC and Sunrise Senior Living Investments, Inc. dated as of August 15, 2011.

Agreement Regarding Transfer of Partnership Interests (Leaseco) between Broadway Mall Properties, Inc. and Sunrise Senior Living Investments, Inc. dated as of August 15, 2011.

Tatum Ranch Golf Club, Cave Creek, Arizona, Management Agreement dated as of January 6, 2012, by and between CNL Income EAGL Southwest Golf, LLC and OB Sports Golf Management (Tatum), LLC.

David L. Baker Memorial Golf Course, Fountain Valley, California, Management Agreement dated as of February 15, 2012, by and between CLP Leasehold Golf, LLC f/k/a CNL Income EAGL Leasehold Golf, LLC and Fore Golf Management, LLC.

First Amendment to Management Services Agreement dated as of February 15, 2012, by and between CLP Leasehold Golf, LLC f/k/a CNL Income EAGL Leasehold Golf, LLC and Fore Golf Management, LLC.

Painted Desert Golf Club, Las Vegas, Nevada, Management Agreement dated as of November 30, 2011, by and between CNL Income EAGL West Golf, LLC and OB Sports Golf Management (PD), LLC.

Shandin Hills Golf Course, San Bernardino, California, Management Agreement dated as of March 9, 2012, by and between CLP Leasehold Golf, LLC f/k/a CNL Income EAGL Leasehold Golf, LLC and Fore Golf Management, LLC.

Micke Grove Golf Course, Lodi, California, Management Agreement dated as of January 13, 2012, by and between CNL Income EAGL Leasehold Golf, LLC and Fore Golf Management, LLC.

Meadowlark Golf Course, Huntington Beach, California, Management Agreement dated as of January 13, 2012, by and between CNL Income EAGL Meadowlark, LLC and Fore Golf Management, LLC.

Las Vegas Municipal Golf Course, Las Vegas, Nevada, Management Agreement dated as of November 30, 2011, by and between CNL Income EAGL Las Vegas, LLC and OB Sports Golf Management (LV) LLC.